UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

ATLAS LITHIUM CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41552	39-2078861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Rua Buenos Aires, 10 - 14th Floor

Sion, Belo Horizonte, Minas Gerais, Brazil, 30.315-570

(Address of principal executive offices, including zip code)

(833) 661-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	ATLX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of the Stockholders (the “Annual Meeting”) of Atlas Lithium Corporation (the “Company”) was held on May 28, 2024. The results of the matters submitted to a vote of the stockholders at the meeting are set forth below.

1.	The nominees for election to the Company’s Board of Directors were elected to hold office until the Company’s next annual meeting of stockholders.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ambassador Roger Noriega	18,800,320	45,660	10,308	1,459,531
Marc Fogassa	18,798,723	53,391	4,174	1,459,531
Cassiopeia Olson, Esq.	18,800,762	45,707	9,819	1,459,531
Stephen Petersen, CFA	18,626,316	219,986	9,986	1,459,531
Brian Talbot	18,805,677	45,643	4,968	1,459,531

2.	The proposal to ratify the appointment of the Company’s independent registered accounting firm for the 2024 fiscal year was withdrawn by management and not presented at the Annual Meeting.

3.	The proposal to approve equity grants to the Company’s independent directors was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,308,628	525,767	21,893	1,459,531

4.	The proposal to approve, on an advisory basis, executive compensation was approved.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
18,321,577	520,029	14,682	1,459,531

5.	The frequency of future advisory votes on executive compensation receiving the highest number of votes was two years.

One Year	Two Years	Three Years	Votes Abstained
871,736	17,771,094	142,137	71,321

Based on the results of the vote, and consistent with the Board of Director’s recommendation, the Company has determined that advisory votes on executive compensation will be submitted to stockholders every two years until the next required vote on the frequency of such votes, or until the Board of Directors otherwise determines a different frequency is in the best interests of the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS LITHIUM CORPORATION

Dated: May 30, 2024	By:	/s/ Marc Fogassa
	Name:	Marc Fogassa
	Title:	Chief Executive Officer